UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): September 20, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-176954	45-2552528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6320 Canoga Avenue, 15th Floor

Woodland Hills, CA 91367

(Address of principal executive office)(Zip Code)

 Registrant's telephone number, including area code: (800) 489-4774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 18, 2013, Hanover Portfolio Acquisitions, Inc. (the "Company") received written consents in lieu of a meeting of stockholders from holders of a majority of the shares of Common Stock representing in excess of 50% of the total issued and outstanding shares of voting stock of the Company approving an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Common Stock, from 75,000,000 shares to 250,000,000 shares.  The increase in authorized shares was effected pursuant to a Certificate of Amendment (the “Certificate of Amendment”), filed with the Secretary of State of Delaware on September 20, 2013, and a Certificate of Correction to the of Certificate of Amendment (the “Certificate of Correction”, together with the Certificate of Amendment, the “Certificates”), filed with the Secretary of State of the State of Delaware on September 26, 2013 to correctly state the par value of the Company’s Common Stock as $0.0001 per share.  A copy of the Certificate of Amendment is attached as Exhibit 3.1 and a copy of the Certificate of Correction is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.  Definitive confirmation of the filing of the Certificates was received on October 10, 2013.

Item 5.07.    Submission of Matters to a Vote of Security Holders

On June 18, 2013, the stockholders of more than 50.38% of the issued and outstanding shares of Common Stock of the Company, executed a written consent in lieu of a meeting of the stockholders of the Corporation pursuant to which the following actions were approved and ratified:

•

A majority of stockholders ratified and approved that the Corporation will amend its articles of incorporation to increase the Corporation's existing authorized capital stock from 75,000,000 to 250,000,000 shares at $0.0001 par value per share;

Delaware General Corporation Law Section 228 allows the Company to take any action that could be taken under the provision of Delaware law at any meeting of stockholders to be taken without a meeting if authorized by a written resolution signed by the holders of a majority of the voting power of the issued and outstanding shares of the Company’s capital stock.

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment, filed with the Secretary of State of the State of Delaware on September 20, 2013.
3.2	Certificate of Correction, filed with the Secretary of State of the State of Delaware on September 26, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2013

HANOVER PORTFOLIO ACQUISITIONS, INC.

By:	/s Alan Collier
Alan Collier Chief Executive Officer